PLEASE TAKE A MOMENT TO CAST
                                                            YOUR VOTE.


              IMPORTANT NOTICE REGARDING CIM HIGH YIELD SECURITIES

                         ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------

Dear Shareholder,

Recently we distributed proxy material regarding the Annual Meeting of Shareholders for CIM HIGH YIELD SECURITIES (the "Fund"). The meeting was held on Friday, October 7, 2005, and was adjourned with respect to Proposal 1, which relates to the liquidation and dissolution of the Fund. The meeting is scheduled to reconvene at 11:00 a.m. on December 1, 2005. Our records indicate that we have not yet received a vote from you. PLEASE TAKE THE TIME NOW TO CAST YOUR VOTE, WHICH IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, and to avoid the expense of additional solicitation.

                    THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                          VOTE FOR THE LIQUIDATION AND
                      DISSOLUTION OF THE FUND AS SET FORTH
                                IN THE PROPOSAL.

For your convenience, we have established the following easy methods to register your vote:

[GRAPHIC OMITTED]   BY INTERNET:
                    Visit WWW.PROXYVOTE.COM. Enter the 12-digit control number located on your proxy card.

[GRAPHIC OMITTED]   BY TOUCH-TONE PHONE:
                    Call our TOLL-FREE NUMBER 877-456-6399. Enter the control number located on your proxy card and follow the recorded instructions.

[GRAPHIC OMITTED]   BY MAIL:
                    You may cast your vote by mail by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

We thank you for your time.

               YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY TO AVOID
               --------------------------------------------------
                  UNNECESSARY SOLICITATION COSTS TO THE FUND.
                  -------------------------------------------

                            SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                   Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                            CIM High Yield Securities
                            -------------------------
                (Name of Registrant as Specified in Its Charter)

                     --------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:

                            CIM HIGH YIELD SECURITIES
                        400 W. Market Street, Suite 3300
                              Louisville, KY 40202

                                                                October 27, 2005

Dear Shareholder:

We are enclosing a supplement (the "Supplement") to the Proxy Statement dated September 6, 2005 for the Annual Meeting of Shareholders of CIM High Yield Securities (the "Fund").

As previously announced, the Annual Meeting of Shareholders of the Fund held on October 7, 2005 was adjourned with respect to Proposal 1 (the proposal to liquidate and dissolve the Fund) to permit the further solicitation of proxies. Proposal 1 will be considered when the Annual Meeting is reconvened on December 1, 2005 at 11:00 a.m. Eastern Time at the offices of Bingham McCutchen LLP, 150 Federal Street, 25th Floor, Boston, Massachusetts.

The enclosed supplement provides information regarding an amendment to the proposed Plan of Liquidation and Dissolution. The amendment to the Plan provides that the stock certificates held by shareholders of the Fund will be deemed null and void and have no value upon the mailing of the first liquidating distribution. If the Plan is approved by the shareholders of the Fund, stock certificates will not need to be returned in order to receive liquidating distributions.

You may vote on Proposal 1 described in the Proxy Statement, as supplemented, until the date and time of the adjourned meeting on December 1, 2005. You do not need to take action if you have previously voted your shares or given your proxy on Proposal 1 and do not wish to change your vote or revoke your proxy. If you have already voted or given your proxy on Proposal 1 and wish to change your vote or revoke your proxy, you should follow the procedures described on the enclosed proxy card(s). If you have not already voted, I urge you to vote your shares using one of the convenient options listed on the enclosed letter. The Board of Trustees continues to unanimously recommend that shareholders of the Fund vote FOR the proposal to liquidate and dissolve the Fund.

         YOUR PARTICIPATION AT THIS MEETING IS VERY IMPORTANT. VOTING TAKES ONLY A FEW MINUTES. YOUR PROMPT RESPONSE IS GREATLY APPRECIATED.

         After you have voted on the proposal, please be sure to SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

         We appreciate your participation in this important Meeting. Thank you.

                                                        Sincerely,

                                                        A. George Baumann
                                                        President

                            CIM HIGH YIELD SECURITIES
                        400 W. Market Street, Suite 3300
                              Louisville, KY 40202

                        SUPPLEMENT TO PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                 OCTOBER 7, 2005
                          ADJOURNED TO DECEMBER 1, 2005


                   PROPOSAL 1: LIQUIDATE AND DISSOLVE THE FUND

Pursuant to Section 12 of the Plan of Liquidation and Dissolution attached as Appendix A to the Proxy Statement (the "Plan"), the Board of Trustees of CIM High Yield Securities (the "Fund") has amended Section 5 of the Plan to provide that upon the mailing of the first Liquidating Distribution, all stock certificates held by shareholders of the Fund will be deemed null and void and will have no value. Shareholders will not be required to return stock certificates to receive liquidating distributions.

Accordingly, Section 5 of the Plan has been amended to read as follows:

         5.       LIQUIDATING DISTRIBUTIONS.

         The Fund's assets are expected to be distributed by one or more cash payments in complete cancellation of all of the outstanding shares of the Fund. The first distribution of the Fund's assets (the "First Distribution") is expected to consist of cash representing a substantial portion of the assets of the Fund, less an estimated amount necessary to discharge any (a) unpaid liabilities and obligations of the Fund on the Fund's books on the date of the First Distribution, and (b) liabilities as the Fund's officers or Trustees shall reasonably deem to exist against the assets of the Fund as of the date of the First Distribution. Any subsequent distribution (each, a "Distribution" and, together with the First Distribution, the "Liquidating Distributions") will consist of cash from any assets remaining after accrual of expenses, the proceeds of any sale of assets of the Fund under the Plan not sold prior to the earlier Distributions and any other miscellaneous income of the Fund. The Board will set the record date and payment date for the First Distribution and each subsequent distribution. Cash or other assets held as provided herein for the payment of contingent or unascertained liabilities in accordance with this Plan in excess of the amounts ultimately required for the payment and discharge of the Fund's liabilities and obligations shall be distributed to the Shareholders at the time and under the conditions established with respect to such reserves or other arrangements hereunder providing for the payment thereof.

         Upon the mailing of the first Liquidating Distribution (the date of such mailing, the "First Liquidation Date"), all stock certificates held by shareholders of the Fund will be deemed null and void and will have no value. Each shareholder of the Fund will automatically receive Liquidating Distributions equal to the shareholder's proportionate interest in the net assets of the

Fund. Shareholders will not be required to return stock certificates to receive Liquidating Distributions. All Shareholders will receive information concerning the sources of the Liquidating Distributions.

         Upon the Final Liquidation Date, all outstanding shares of the Fund will be deemed cancelled.

                                 * * * * * * * *

            PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROXY STATEMENT.

                                AMENDMENT TO THE
                       PLAN OF LIQUIDATION AND DISSOLUTION

                            CIM HIGH YIELD SECURITIES

         This AMENDMENT, dated as of October __, 2005, is to the PLAN OF LIQUIDATION AND DISSOLUTION (the "Plan") made as of August 4, 2005, by CIM High Yield Securities (the "Fund"), a Massachusetts business trust and a closed-end investment company under the Investment Company Act of 1940, as amended (as so amended, the "1940 Act").

Section 5 of the Plan is hereby amended to read as follows:

5.       LIQUIDATING DISTRIBUTIONS.

         The Fund's assets are expected to be distributed by one or more cash payments in complete cancellation of all of the outstanding shares of the Fund. The first distribution of the Fund's assets (the "First Distribution") is expected to consist of cash representing a substantial portion of the assets of the Fund, less an estimated amount necessary to discharge any (a) unpaid liabilities and obligations of the Fund on the Fund's books on the date of the First Distribution, and (b) liabilities as the Fund's officers or Trustees shall reasonably deem to exist against the assets of the Fund as of the date of the First Distribution. Any subsequent distribution (each, a "Distribution" and, together with the First Distribution, the "Liquidating Distributions") will consist of cash from any assets remaining after accrual of expenses, the proceeds of any sale of assets of the Fund under the Plan not sold prior to the earlier Distributions and any other miscellaneous income of the Fund. The Board will set the record date and payment date for the First Distribution and each subsequent distribution. Cash or other assets held as provided herein for the payment of contingent or unascertained liabilities in accordance with this Plan in excess of the amounts ultimately required for the payment and discharge of the Fund's liabilities and obligations shall be distributed to the Shareholders at the time and under the conditions established with respect to such reserves or other arrangements hereunder providing for the payment thereof.

         Upon the mailing of the first Liquidating Distribution (the date of such mailing, the "First Liquidation Date") all stock certificates held by shareholders of the Fund will be deemed null and void and will have no value. Each shareholder of the Fund will automatically receive Liquidating Distributions equal to the shareholder's proportionate interest in the net assets of the Fund. Shareholders will not be required to return stock certificates to receive Liquidating Distributions. All Shareholders will receive information concerning the sources of the Liquidating Distributions.

         Upon the Final Liquidation Date, all outstanding shares of the Fund will be deemed cancelled.

                            CIM HIGH YIELD SECURITIES
                           PROXY OUTBOUND CALL SCRIPT
                                  NOVEMBER 2005

OPENING
Hello may I Speak to MR./MS. "(SHAREHOLDERS NAME)".

IF SHAREHOLDER IS UNAVAILABLE PLEASE ASK IF THERE IS A BETTER TIME TO REACH (SHAREHOLDERS NAME)

IF YES:

Re-schedule a call back at the appropriate time and date.

DATE: XX XX XX

TIME: XX:XX

Thank you, I will try to reach (SHAREHOLDER NAME) at the stated time.

IF NO:

Re-schedule the call for an automatic call back

Thank you, I will try to reach (SHAREHOLDERS NAME) at another time.

IF THE PERSON ASKS WHO YOU ARE AND WHY YOU ARE CALLING:

This is (REP FIRST AND LAST NAME) from PFPC, Inc. calling on behalf of CIM High Yield Securities.

The purpose of the call today is to follow-up on a recent proxy mailing.

If they ask for a return phone number please provide 877-456-6399.


IF CONTACT IS MADE WITH SHAREHOLDER:

This is (REP'S FIRST AND LAST NAME) from PFPC, Inc. calling on behalf of CIM High Yield Securities, on a recorded line.

The purpose of the call today is to follow-up on a recent proxy mailing on your (FUND NAME).

WE HAVE NOT RECEIVED YOUR PROXY CARDS YET; WOULD YOU BE WILLING TO RECORD YOUR VOTE OVER THE PHONE NOW?

     o    "DID NOT RECEIVE PROXY" RESPONSE:

                MAY WE SEND YOU ANOTHER PROXY PACKAGE FOR THIS IMPORTANT VOTE?

          IF "NO": The shareholder meeting is set for December 1, 2005. We are urging everyone to vote his or her cards as soon as possible.

          IF STILL DOES NOT WANT PROXY: Thank you for your time today/this evening.

          IF "YES": Let me verify the address that the first proxy was mailed to. (VERIFY NAME AND ADDRESS). You should receive a new proxy package by priority mail in 3-5 days. Please fill it out and vote as soon as possible or you may also vote by phone, fax or through the internet. All of the instructions will be included in the proxy materials that will be sent to you.

          Thank you, for your time today/this evening.

     o    "RECEIVED PROXY" RESPONSE:

IF "ALREADY VOTED" RESPONSE: Great! Thank you for your time today/this evening.

IF "WILL BE VOTING" RESPONSE: Great! We are calling to encourage you to vote as soon as possible. Would you like to cast your vote over the phone now?

IF "WILL NOT VOTE ON PHONE ": We encourage all shareholders to vote as soon as possible to avoid the cost of additional solicitations. The meeting date is scheduled for December 1, 2005. You may vote via mail, touch-tone, and through the Internet. Please feel free to call us at 877-456-6399 with any questions regarding this process. Thank you for your time today.

IF "WILL NOT VOTE ": That is fine, You are not required to take any action today, but we are encouraging all shareholders to vote to avoid the cost of an additional solicitation. If you change your mind, you may vote via Mail, Touch Tone Phone, Fax and through the internet. Please feel free to call us at 877-456-6399 with any questions regarding this process. Thank you for your time today.


IF "WOULD LIKE TO VOTE ON THE PHONE":

     o    IF "WOULD LIKE TO VOTE ON THE PHONE" RESPONSE:

          Can I confirm you name. (CONFIRM RESPONSE) May I also verify your address of record (CONFIRM RESPONSE).

          You are eligible to vote on the proposals for the (FUND NAME).

          CAN I CAST YOUR VOTE WITH THE BOARD OF TRUSTEES' RECOMMENDATION FOR THIS FUND?

                VOTE CONFIRMATION (SELECT APPROPRIATE RESPONSE):
                (1) Let me confirm that you wish to vote with the Board of Trustees recommendation in favor of the proposal for the (FUND NAME) Fund.

                (2) Let me confirm that you wish to vote AGAINST the proposal for the (FUND NAME) Fund.

                (3) Let me confirm that you wish to ABSTAIN on the proposal for the (FUND NAME) Fund.

IF SHAREHOLDER REQUESTS TO VOTE EACH PROPOSAL DIFFERENTLY, PLEASE READ EACH PROPOSAL AND CAST THE APPROPRIATE VOTE FOR EACH QUESTION AND FUND.

                (FUND NAME)

                Question 1    Proposal Description       Y      N     A

AFTER TAKING ALL VOTES PLEASE THANK THE SHAREHOLDER FOR VOTING AND VERIFY ALL VOTES TO ENSURE THAT THEY ARE ENTERED INTO THE SYSTEM IN THE CORRECT MANNER.

INFORM THE SHAREHOLDER THAT A WRITTEN CONFIRMATION STATEMENT WILL BE SENT TO THE ADDRESS OF RECORD WITHIN 7- 10 BUSINESS DAYS.

Thank you very much for your time (SHAREHOLDER NAME) HAVE A GOOD DAY /EVENING.



If the account is marked as an account having additional account owners at the same phone number please ask to speak with the second account owner and start at the top of the outbound script.